LIMITED POWER OF ATTORNEY

         I, J. Paul Condrin, III, Director and Vice President of Liberty Life Assurance Company of Boston, a corporation duly organized under the laws of the Commonwealth of Massachusetts, do hereby appoint Edmund F. Kelly, Dexter R. Legg and William J. O'Connell, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name as Director and Vice President of this Company all documents required for registration of a security under the Securities Act of 1933, as amended, all documents required for registration of an investment company under the Investment Company Act of 1940, as amended, and all other documents required to be filed with the Securities and Exchange Commission under those two Acts and the Act regulations.

Date:      March 19, 2001



/s/ Rae E. Levesque /s/                              /s/ J. Paul Condrin/s/
----------------------                               ----------------------
Signature of Witness

                            LIMITED POWER OF ATTORNEY

         I, John B. Conners, a Director of Liberty Life Assurance Company of Boston, a corporation duly organized under the laws of the Commonwealth of Massachusetts, do hereby appoint Edmund F. Kelly, Dexter R. Legg and William J. O'Connell, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name as a Director of this Company all documents required for registration of a security under the Securities Act of 1933, as amended, all documents required for registration of an investment company under the Investment Company Act of 1940, as amended, and all other documents required to be filed with the Securities and Exchange Commission under those two Acts and the Act regulations.

Date:    March 19, 2001







/s/ Lorraine Sernavsky /s/                  /s/ John B. Conners /s/
--------------------------                  -----------------------
Signature of Witness

                            LIMITED POWER OF ATTORNEY

         I, A. Alexander Fontanes, Director and Vice President of Liberty Life Assurance Company of Boston, a corporation duly organized under the laws of the Commonwealth of Massachusetts, do hereby appoint Edmund F. Kelly, Dexter R. Legg and William J. O'Connell, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name as Director and Vice President of this Company all documents required for registration of a security under the Securities Act of 1933, as amended, all documents required for registration of an investment company under the Investment Company Act of 1940, as amended, and all other documents required to be filed with the Securities and Exchange Commission under those two Acts and the Act regulations.

Date:    March 22, 2001







/s/ Cynthia Hegh /s/                        /s/ A. Alexander Fontanes /s/
--------------------                        -----------------------------
Signature of Witness

                            LIMITED POWER OF ATTORNEY

         I, Edmund F. Kelly, Director, Chairman of the Board, President and Chief Executive Officer of Liberty Life Assurance Company of Boston, a corporation duly organized under the laws of the Commonwealth of Massachusetts, do hereby appoint Dexter R. Legg and William J. O'Connell, and each of them singly, my true and lawful attorneys, with full power to sign for me and in my name as Director, Chairman of the Board, President and Chief Executive Officer of this Company all documents required for registration of a security under the Securities Act of 1933, as amended, all documents required for registration of an investment company under the Investment Company Act of 1940, as amended, and all other documents required to be filed with the Securities and Exchange Commission under those two Acts and the Act regulations.

Date:    March 19, 2001







/s/ Mary F. Garlock /s/                     /s/ Edmund F. Kelly /s/
-----------------------                     -----------------------
Signature of Witness

                            LIMITED POWER OF ATTORNEY

         I, Christopher C. Mansfield, a Director of Liberty Life Assurance Company of Boston, a corporation duly organized under the laws of the Commonwealth of Massachusetts, do hereby appoint Edmund F. Kelly, Dexter R. Legg and William J. O'Connell, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name as a Director of this Company all documents required for registration of a security under the Securities Act of 1933, as amended, all documents required for registration of an investment company under the Investment Company Act of 1940, as amended, and all other documents required to be filed with the Securities and Exchange Commission under those two Acts and the Act regulations.

Date:    March 17, 2001







/s/ Mary S. Masterson /s/                   /s/ Christopher C. Mansfield /s/
-------------------------                   --------------------------------
Signature of Witness

                            LIMITED POWER OF ATTORNEY

         I, Jean M. Scarrow, Director and Chief Operating Officer-Group of Liberty Life Assurance Company of Boston, a corporation duly organized under the laws of the Commonwealth of Massachusetts, do hereby appoint Edmund F. Kelly, Dexter R. Legg and William J. O'Connell, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name as a Director of this Company all documents required for registration of a security under the Securities Act of 1933, as amended, all documents required for registration of an investment company under the Investment Company Act of 1940, as amended, and all other documents required to be filed with the Securities and Exchange Commission under those two Acts and the Act regulations.

Date:    March 16, 2001







/s/ Virginia Kay Brook /s/                  /s/ Jean M. Scarrow /s/
--------------------------                  -----------------------
Signature of Witness

                            LIMITED POWER OF ATTORNEY

         I, Morton E. Spitzer, Director, Executive Vice President and Chief Operating Officer-Individual of Liberty Life Assurance Company of Boston, a corporation duly organized under the laws of the Commonwealth of Massachusetts, do hereby appoint Edmund F. Kelly, Dexter R. Legg and William J. O'Connell, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name as a Director and an Executive Vice President of this Company all documents required for registration of a security under the Securities Act of 1933, as amended, all documents required for registration of an investment company under the Investment Company Act of 1940, as amended, and all other documents required to be filed with the Securities and Exchange Commission under those two Acts and the Act regulations.

Date:    March 20, 2001







/s/ Vivian A. Laney /s/                     /s/ M. E. Spitzer /s/
-----------------------                     ---------------------
Signature of Witness

                            LIMITED POWER OF ATTORNEY

         I, Elliot J. Williams, Treasurer of Liberty Life Assurance Company of Boston, a corporation duly organized under the laws of the Commonwealth of Massachusetts, do hereby appoint Edmund F. Kelly, Dexter R. Legg and William J. O'Connell and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name as Treasurer of this Company all documents required for registration of a security under the Securities Act of 1933, as amended, all documents required for registration of an investment company under the Investment Company Act of 1940, as amended, and all other documents required to be filed with the Securities and Exchange Commission under those two Acts and the Act regulations.

Date:    March 16, 2001







/s/ Meredith Farinato /s/                   /s/ E. J. Williams /s/
-------------------------                   ----------------------
Signature of Witness